Exhibit 4.17

Supplemental Agreement No. 7

to

Purchase Agreement No. 3780

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8 Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2016, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3780, dated October 1st, 2012, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 737-8 aircraft (Aircraft);

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement;

WHEREAS, Buyer now wishes to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

PA3780	1	GOT

SA-7

1.         Table of Contents.

Remove and replace, in its entirety , the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 7 (SA-7) into the Purchase Agreement.

2.         Tables.

            2.1  Remove and replace Table 1 to Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments, with Table 1-1 to Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments, to revise Table 1 to Table 1-1.

            2.2  Add Table 1-2 to Purchase Agreement No. 3780, Aircraft Delivery, Description, Price and Advance Payments, to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Purchase Agreement No. 3780.

            2.3  Add Table 1-2R to Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments, to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Purchase Agreement No. 3780.

3.         Exhibits.

Remove and replace the Supplemental Exhibit No. BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit No. BFE1 (attached hereto) in order to incorporate the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.         Letter Agreements

4.1  Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207835, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1207835R1, Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate revised language clarifying that Letter Agreement No. GOT-PA-3780-LA-1207835R1 applies to Table 1-1 Aircraft.

4.2  Remove and replace Letter Agreement No. GOT-PA-3780-LA-1501970, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1501970R1, Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate revised language clarifying that Letter Agreement No. GOT-PA-3780-LA-1501970R1 applies to Table 1-1 Aircraft.

PA3780	2	GOT

SA-7

4.3  Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207836, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1207836R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate revised language regarding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.4  Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207737R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the new Letter Agreement No. GOT-PA-3780-LA-1207737R2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate language revising the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.5  Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207840R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1207840R2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to update [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            4.6  Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207848, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with the new Letter Agreement No. GOT-PA-3780-LA-1207848R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], in order to revise the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            4.7  Add Letter Agreement No. GOT-PA-3780-LA-1601003, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to incorporate language regarding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Table 1-2 Aircraft.

PA3780	3	GOT
SA-7

            4.8  Add Letter Agreement No. GOT-PA-3780-LA-1600544, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate language regarding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            4.9  Add Letter Agreement No. GOT-PA-3780-LA-1601021, Table 1-2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate language regarding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Table 1-2 Aircraft.

            4.10 Add Letter Agreement No. GOT-PA-3780-LA-1601086, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], to incorporate language regarding [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Table 1-2 Aircraft.

5.Confidential Treatment.

Buyer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Buyer and Boeing as confidential.  Buyer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

                        ________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

PA3780	4	GOT
SA-7

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________    By _________________________

Its                                                        Its

Witness                                               Witness

PA3780	5	GOT

SA-7

TABLE OF CONTENTS

SUPPLEMENTAL Agreement NUMBER

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1-1. 1-2.	Aircraft Information Table SA7 Aircraft Information Table SA7
1-2R.	Aircraft Information Table [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SA7
EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables SA7
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

PA3780	1	GOT

SA-7

LETTER AGREEMENTS	SA Number

GOT-PA-3780-LA-1207832             Loading of Customer Software

GOT-PA-3780-LA-1207833             Spare Parts Initial Provisioning

GOT-PA-3780-LA-1207834             Purchase Rights

GOT-PA-3780-LA-1207835R1      Table 1-1 Substitution of Model 737-8 into                    SA-7

                                                           Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1207836R1      Advance Payments Matters                                             SA-7

GOT-PA-3780-LA-1207838R1        Promotional Support                                                          SA-3

GOT-PA-3780-LA-1207737R2      Special Matters – Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]                                  SA-7

GOT-PA-3780-LA-1207734R1        Liquidated Damages – Non Excusable Delay                   SA-3

GOT-PA-3780-LA-1207839             Demonstration Flight Waiver

GOT-PA-3780-LA-1207840R2      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program        SA-7

GOT-PA-3780-LA-1207841             Boeing Purchase of Buyer Furnished Equipment

GOT-PA-3780-LA-1207842             Open Matters

GOT-PA-3780-LA-1207845             AGTA Matters

GOT-PA-3780-LA-1207848R1      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions     SA-7

GOT-PA-3780-LA-1207735             Performance Matters – 737-8
GOT-PA-3780-LA-1207830             Maintenance Cost Guarantee – 737-8
GOT-PA-3780-LA-1207847             Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

GOT-PA-3780-LA-1501970R1      Table 1-1 Substitution of Model 737-8 into                    SA-7

                                                           Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA3780	2	GOT
SA-7

GOT-PA-3780-LA-1600544           Other [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Matters      SA-7

GOT-PA-3780-LA-1601003           Special Matters – Table 1-2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]                               SA-7

GOT-PA-3780-LA-1601021           Table 1-2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-7

GOT-PA-3780-LA-1601086           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]         SA-7

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1                1          October           2012

SA-2                4          November       2013

SA-3                2          October           2015

SA-4                2          October           2015

SA-5                6          November       2015

SA-6                                                    2016

SA-7                                                    2016

PA3780	3	GOT
SA-7

Airframe Model/MTOW:		737-8	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:
Engine Model/Thrust:		CFMLEAP-1B28		Airframe Price Base Year/Escalation Formula:			[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:				Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date *	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
1
2
1
1
1
1
1
1
1
1
1
1
1
2
1
1
1
2
1
1
1
1
1
1
2
1
1
1
3
1
1
1
2
1
1
1
2
1
1
1
3
1
1
1
2
2
2
2
1
2
1
2
1
3
1
2
2
1
3
2
1
2
1
1
1
1
2
1
2
1
1
1
1
1
1
1
1
1
1
1
2
2
1
1
1
1
1
1
1
1
1
Total:	120

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Airframe Model/MTOW:	737-8	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:
Engine Model/Thrust:	CFMLEAP-1B28		Airframe Price Base Year/Escalation Formula:	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:			Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:			Airframe Escalation Data:
Engine Price (Per Aircraft):			Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):			Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	9	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	7
	7
	17

Airframe Model/MTOW:		737-8	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Detail Specification:
Engine Model/Thrust:		CFMLEAP-1B28		Airframe Price Base Year/Escalation Formula:			[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Airframe Price:				Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:				Airframe Escalation Data:
Engine Price (Per Aircraft):				Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):				Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Refundable Deposit/Aircraft at Proposal Accept:

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date*	Aircraft	(Airframe)		Price Per A/P	1%	4%	5%	30%
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	2	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
2
4
Total:	10

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number PA-3780

GOT-PA-3780-BFE1		SA-7
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.    Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Supplier Selection dates will be provided 24 months before the first aircraft delivery.

Galley System	TBD

Galley Inserts	TBD

Seats (passenger)	TBD

Overhead & Audio System	TBD

In-Seat Video System	TBD

Miscellaneous Emergency Equipment	TBD
Cargo Handling Systems* (Single Aisle Programs only)	TBD

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the above supplier selection dates to actively participate with

GOT-PA-3780-BFE1		SA-7 Page 1
BOEING PROPRIETARY

Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.         On-dock Dates and Other Infromation.

On or before nine months prior to delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth in Table 1 below:

GOT-PA-3780-BFE1		SA-7 Page 2
BOEING PROPRIETARY

Table 1

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month/Year of Delivery:	Quantity	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	Preliminary BFE on-dock dates will be provided 24 months before each aircraft delivery.

GOT-PA-3780-BFE1		SA-7 Page 3
BOEING PROPRIETARY

3.                  Additional Delivery Requirements – Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

GOT-PA-3780-BFE1		SA-7 Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

GOT-PA-3780-LA-1207835R1

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Table 1-1 Substitution of Model 737-8 into Model [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Table 1-1 Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft (Substitute Aircraft) in place of Aircraft with the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] subject to the following terms and conditions:

1.             Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft;

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.             Boeing’s Production Capability.

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 1
BOEING PROPRIETARY

GOT-PA-03780-LA-1207835 R1

2.1          Customer’s substitution right is conditioned upon Boeing [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2          [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.             Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.             Price and Advance Payments.

4.1          The Airframe Price, Optional Features Price and, if applicable, Engine Price will be [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2       Refer to Letter Agreement GOT-PA-03780-LA-1207737R2 “Special Matters Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.             Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.             Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 2
BOEING PROPRIETARY

GOT-PA-03780-LA-1207835 R1

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2016

GAC INC.

By _________________________	By _________________________
Its	Its
Witness	Witness

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1501790R1

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman
KY1-1104
Cayman Islands

Subject:          Table 1-1 Substitution of Model 737-8 into Model [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to Table 1-1 Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (Substitute Aircraft) in place of Aircraft [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] subject to the following terms and conditions:

1.            Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 1
BOEING PROPRIETARY

3.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The right to substitute Model [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] aircraft under the terms of the Purchase Agreement [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.         Price and Advance Payments.

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.         Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By_______________________________

Its_______________________________	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:_____________________________	2016

GAC INC.

By _________________________          By _________________________

Its                                                                     Its

Witness                                                           Witness

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207836R1

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Advance Payment Matters

Reference:    a) Purchase Agreement No. PA-3780 (PA 3780) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

b) Purchase Agreement No. 2910 (PA 2910) between The Boeing Company (Boeing) and GOL Transportes Aereos SA (the 737-800 Customer) relating to Model 737-8EH aircraft (the 737-800 Aircraft)

                 This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         Advance Payment Schedule:

Notwithstanding Boeing’s standard 30% advance payment schedule set forth in Table 1-1 and Table 1-2 of the Purchase Agreement, [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 1
BOEING PROPRIETARY

GOT-PA-03780-LA-1207836R1

3.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.         Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due.

7.         Payments

7.1 Payments due upon reaching a Definitive Agreement are to be received by Boeing within [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  All of the other periodic advance payments described in the payment schedule(s) as set forth above are each due on [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Any payments received later than [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be subject to a late payment interest charge calculated on the basis of [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Late payment interest charges will accrue further interest charges until paid, with any unpaid such late payment interest charges to be included in the final delivery invoice for the respective aircraft.

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 2
BOEING PROPRIETARY

GOT-PA-03780-LA-1207836R1

7.2 Notwithstanding the late payment interest charges described in Article 7.1 of this Letter Agreement, if Customer does not make [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer will be charged late payment interest calculated on the basis of [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.         Confidential Treatment

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2016

GAC INC.

By _________________________          By _________________________

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 3
BOEING PROPRIETARY

GOT-PA-03780-LA-1207836R1

GOT-PA-3780-LA-1501790R1		SA-7
Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Model Substitution		Page 1
BOEING PROPRIETARY

Its                                                        Its

Witness                                             Witness

PA-3780                                                                                                                                   SA-7

Advance Payments Matters                                                                                              Page 4

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207737R2

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman
KY1-1104
Cayman Islands

Subject:          Special Matters – Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Aircraft [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under the terms and conditions of Letter Agreement No. GOT-PA-3780-LA-1207835R1 or Letter Agreement No. GOT-PA-3780-LA-1501790R1.  Any Aircraft that are substituted from 737-8 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any Aircraft that are substituted from 737-8 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The considerations defined in this Letter Agreement are provided to Customer in recognition of the execution of the Purchase Agreement and thereafter Customer fully performing all of the obligations as set forth in the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.              [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 3780 Special Matters Table 1-1 Aircraft	Page 1
BOEING PROPRIETARY

GOT-PA-3780-LA-1207737R2

2.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 3780 Special Matters Table 1-1 Aircraft	Page 2
BOEING PROPRIETARY

GOT-PA-3780-LA-1207737R2

10.       [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.       [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.       [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13.       [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.       Assignment

            Unless otherwise noted herein, the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] described in this Letter Agreement are provided as a [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer and in [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

15.       Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 3780 Special Matters Table 1-1 Aircraft	Page 3
BOEING PROPRIETARY

GOT-PA-3780-LA-1207737R2

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By __________________

Its Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	, 2016

GAC INC.

By _________________________     By ______________________

Its                                                               Its

Witness                                                     Witness

PA 3780 Special Matters Table 1-1 Aircraft	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1601003

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Special Matters – Table 1-2 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to Table 1-2 Aircraft and Aircraft that become the subject of model substitution under the terms and conditions of Letter Agreement No. GOT-PA-3780-LA-1601021.  Any Aircraft that are substituted from 737-8 to become [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Any Aircraft that are substituted from 737-8 to become [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The considerations defined in this Letter Agreement are provided to Customer in recognition of the execution of the Purchase Agreement and thereafter Customer fully performing all of the obligations as set forth in the Purchase Agreement.

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780	SA-7

Special Matters Table 1-2 Aircraft

BOEING PROPRIETARY

GOT-PA-3780-LA-1601003

3.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.       [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.       [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.       [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780	SA-7

Special Matters Table 1-2 Aircraft

BOEING PROPRIETARY

GOT-PA-3780-LA-1601003

13.                         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.         Assignment

Unless otherwise noted herein, the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] described in this Letter Agreement are provided [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Customer [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the operator of the Aircraft.  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

15.         Confidentiality

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

GAC INC.

By _________________________          By _________________________

PA-3780	SA-7

Special Matters Table 1-2 Aircraft

BOEING PROPRIETARY

GOT-PA-3780-LA-1601003

Its                                                        Its

Witness                                              Witness

Attachment A

Current GOL Fleet

Operator	MSN
GOT	28011
GOT	28403
GOT	28499
GOT	28500
GOT	28575
GOT	28577
GOT	28578
GOT	28580
GOT	28584
GOT	28613
GOT	29076
GOT	29077
GOT	29103
GOT	29905
GOT	30050
GOT	30051
GOT	30135
GOT	30238
GOT	30239
GOT	30242
GOT	30246
GOT	30247
GOT	30275
GOT	30621
GOT	30738
GOT	30739
GOT	32406
GOT	32407
GOT	32415
GOT	32440
GOT	32574
GOT	32743
GOT	33380
GOT	33417
GOT	34267
GOT	34268
GOT	34269
GOT	34270
GOT	34271
GOT	34272
GOT	34273
GOT	34274
GOT	34275
GOT	34276
GOT	34277
GOT	34278
GOT	34279
GOT	34280
GOT	34281
GOT	34474
GOT	34475
GOT	34654
GOT	34655
GOT	34656
GOT	34753
GOT	34755
GOT	34757
GOT	34758
GOT	34962
GOT	34963
GOT	34964
GOT	34965
GOT	34966
GOT	35063
GOT	35064
GOT	35065
GOT	35066
GOT	35824
GOT	35825
GOT	35826
GOT	35827
GOT	35828
GOT	35829
GOT	35830
GOT	35831
TAV	35832
GOT	35835
GOT	35836
GOT	35837
GOT	35838
GOT	35842
GOT	35843
GOT	35844
GOT	35845
GOT	35846
GOT	35850
GOT	35851
GOT	35852
GOT	36146
GOT	36147
GOT	36148
GOT	36149
GOT	36150
GOT	36434
GOT	36566
TAV	36596
GOT	37595
GOT	37596
GOT	37597
GOT	37598
TAV	37599
GOT	37600
TAV	37601
GOT	37608
GOT	37609
GOT	37610
GOT	38876
GOT	38877
GOT	38878
GOT	39604
TAV	39607
TAV	39608
TAV	39609
TAV	39611
TAV	39612
GOT	39613
GOT	39614
GOT	39615
GOT	39616
GOT	39617
GOT	39618
GOT	39619
GOT	39620
GOT	39621
GOT	39622
GOT	39623
GOT	39624
GOT	39625
GOT	39629
GOT	39631
GOT	39632
GOT	39633
GOT	39634
GOT	39636
GOT	39637
GOT	39639
GOT	39640
GOT	40738
GOT	40739
GOT	40741
GOT	40742
GOT	40744
GOT	40745
GOT	41163
GOT	41166
GOT	41170
GOT	41467

PA-3780	SA-7

Special Matters Table 1-2 Aircraft

BOEING PROPRIETARY

GOT-PA-3780-LA-1207840R2

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman
KY1-1104
Cayman Islands

Subject:          [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Definitions.

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1-1 and Table 1-2 of the Purchase Agreement as of the date of this Letter Agreement.

2.            Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Forecast.

Boeing will release an [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast in February and August of each year based on Boeing’s then current standard [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] formula.  Only one [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast shall be used to conduct the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] analysis performed in accordance with Article 4.1, below, for a given Program Aircraft.  The [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.            Greater than [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1 If the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast, as set forth in Article 3, above, projects a cumulative [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.1     [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or

4.1.2     provide Customer with the option of either:  [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2 If Boeing provides Customer the option described in Article 4.1.2 above, then Customer shall notify Boeing in writing of its election to exercise the option contained in Article 4.1.2 (i), 4.1.2 (ii) or 4.1.2 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.3                 Within [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1.4     Should Customer fail to issue any notice to Boeing in accordance with Article 4.2 above, then the [CONFIDENTIAL PORTION OMMITED AND FILED

SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast, as set forth in Article 3, above, projects a [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.         Applicability to Other [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.         Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

8.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By __________________

Its Attorney-In-Fact
ACCEPTED AND AGREED TO this

Date:	, 2016

GAC INC.

By _________________________     By ______________________

Its                                                               Its

Witness                                                     Witness

ATTACHMENT A

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

ATTACHMENT B

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment C

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207848R1

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

To accommodate Customer’s concerns regarding uncertain market conditions and Boeing’s [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer and Boeing agree that [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], subject to the following terms and conditions:

1.                            Aircraft with [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions:

1.1         The following [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] identified in Table 1-1 to the Purchase Agreement (Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions) are subject to the terms and conditions described in this Letter Agreement:

PA-3780		SA-7
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions		Page 1
BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R1

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2       The following [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] identified in Table 1-2 to the Purchase Agreement (Table 1-2 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) are subject to the terms and conditions described in this Letter Agreement:

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3         The Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions and Table 1-2 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions may be individually and collectively referred to as [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions.

2.            Written Notice Requirements

2.1         Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions with [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.1  Customer’s Written Notice:            Customer shall provide Boeing written notice of its request to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Customer’s right to request a [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780		SA-7
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions		Page 2
BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R1

            2.1.2 Boeing’s Written Notice: Boeing shall provide Customer a written notice of its desire to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Boeing’s right to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2       Table 1-1 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions and Table 1-2 [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions with [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2.1  Customer’s Written Notice:  Customer shall provide Boeing written notice of its request to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Customer’s right to request a [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2.2  Boeing’s Written Notice: In the event that Boeing desires to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Boeing’s right to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            Boeing’s Production Capability.

Once Boeing has received Customer’s written request, Boeing will review Customer’s request to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

PA-3780		SA-7
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions		Page 3
BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R1

3.1         Boeing having the production capability to produce the Aircraft [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.            Definitive Agreement.

4.1         The [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] rights, and Customer and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer and Boeing executing a supplemental agreement to amend Table 1-1 or Table 1-2, as applicable, [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(i) Customer’s written Notice to Boeing; or

(ii) Customer’s acceptance of an [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] under the terms of Article 3 above

(iii) Boeing’s written notice to Customer.

4.2         In the event that definitive agreement defining the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as set forth in Table 1-1 or Table 1-2, as applicable, to the Purchase Agreement.

4.3       Should Boeing or Customer not exercise its right to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as applicable, to the Purchase Agreement.

5.            Price and Advance Payments.

The Airframe, Engine, and Optional Features Prices will be provided in [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as applicable, and escalated to the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA-3780		SA-7
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions		Page 4
BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R1

6.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

PA-3780		SA-7
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions		Page 5
BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R1

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2016

GAC INC.

By _________________________          By ______________________

Its                                                                    Its

Witness                                                          Witness

PA-3780		SA-7
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions		Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1600544

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Other [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Matters

Reference:    a) Purchase Agreement No. PA-3780 (PA 3780) between The Boeing Company (Boeing) and GAC, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

                        b) Purchase Agreement No. 2910 (PA 2910) between The Boeing

Company (Boeing) and GOL Transportes Aereos SA (the 737-800 Customer) relating to Model 737-8EH aircraft (the 737-800 Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

In recognition of Customer’s request for [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            Assignment

GOT-PA-3780-LA-1600544
Other [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Matters		LA Page 1
BOEING PROPRIETARY

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.            Confidential Treatment

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GOT-PA-3780-LA-1600544
Other [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Matters		LA Page 2
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:                                       2016

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                         Witness

GOT-PA-3780-LA-1600544
Other [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Matters		LA Page 3
BOEING PROPRIETARY
The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1601021

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Table 1-2 Aircraft Model Substitution

Reference:    Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to Model 737-8 aircraft in Table 1-2 (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], subject to the following terms and conditions:

1.                            Customer’s Written Notice.

1.1         Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2         Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3         Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

GOT-PA-3780-LA-1601021		SA-7
Table 1-2 Aircraft Model Substitution		LA Page 1
BOEING PROPRIETARY

1.4         Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

2.                            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Position.

2.1         Customer’s substitution right is conditioned upon Boeing having an [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] position for the Substitute Aircraft in the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.2         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3         All of Boeing’s [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] positions for Substitute Aircraft will be considered [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] a definitive agreement in accordance with paragraph 4 below.

2.4   [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.                            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The right to substitute to Model [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.                            Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1601021		SA-7
Table 1-2 Aircraft Model Substitution		LA Page 2
BOEING PROPRIETARY

5.                            Price and Advance Payments.

5.1         The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

5.2         [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.3         Refer to Letter Agreement GOT-PA-3780-LA-1601003 “Special Matters Table 1-2 Aircraft” for the [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.                            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.                            Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GOT-PA-3780-LA-1601021		SA-7
Table 1-2 Aircraft Model Substitution		LA Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By _________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _______________________

GAC INC.

By _________________________          By _________________________

Its                                                                     Its

Witness                                                            Witness

GOT-PA-3780-LA-1601021		SA-7
Table 1-2 Aircraft Model Substitution		LA Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1601086

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. PA-3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.1         Customer will use its best efforts to [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

Furthermore, the following [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.            [CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

GOT-PA-3780-LA-1601086
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		LA Page 1
BOEING PROPRIETARY

4.            Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By ________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: _____________________

GAC INC.

By _________________________          By _________________________

Its                                                                    Its

Witness                                                         Witness

GOT-PA-3780-LA-1601086
[CONFIDENTIAL PORTION OMMITED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]		LA Page 2
BOEING PROPRIETARY

Supplemental Agreement No. 8

to

Purchase Agreement No. 3780

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8 Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2016, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc., a company organized under the laws of the Cayman Islands (Buyer);

W I T N E S S E T H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 3780, dated October 1st, 2012, as amended and supplemented (the Agreement) relating to the purchase and sale of Boeing Model 737-8 aircraft (Aircraft);

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement;

WHEREAS, Buyer notified Boeing per the terms of Letter Agreement GOT-PA-3780-LA-1601086, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] 737-8 Aircraft described in Table 1-2 and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] described in Table 1-2R; and

PA3780	1	GOT
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BOEING PROPRIETARY

            WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

1.         Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents to reflect the incorporation of this Supplemental Agreement No. 8 (SA-8) into the Purchase Agreement.

2.         Tables.

            2.1 Remove Table 1-2 to Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments.

            2.2 Remove Table 1-2R to Purchase Agreement No. 3780, Aircraft Delivery, Description, Price, and Advance Payments.

3.         Exhibits.

Remove and replace the Supplemental Exhibit No. BFE1, Buyer Furnished Equipment Variables, with a revised Supplemental Exhibit No. BFE1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         Letter Agreements

4.1 Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207836R1, Advance Payment Matters, with Letter Agreement No. GOT-PA-3780-LA-1207836R2, Advance Payment Matters, revised to reflect updated advance payments [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207840R2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], with Letter Agreement No. GOT-PA-3780-LA-1207840R3, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], revised to remove reference to Table 1-2 Aircraft.

            4.3 Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207848R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE

PA3780	2	GOT
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COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions, with Letter Agreement No. GOT-PA-3780-LA-1207848R2, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions, to incorporate revised terms and conditions related to Buyer’s decision [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            4.4 Remove and replace Letter Agreement No. GOT-PA-3780-LA-1207735, Performance Matters – 737-8, with the new Letter Agreement No. GOT-PA-3780-LA-1207735R1, Performance Matters – 737-8, to incorporate the performance guarantees [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            4.5 Remove Letter Agreement No. GOT-PA-3780-LA-1601003, Special Matters Table 1-2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            4.6 Remove Letter Agreement No. GOT-PA-3780-LA-1601021, Table 1-2 737-8 Aircraft Model Substitution.

            4.7 Remove Letter Agreement No. GOT-PA-3780-LA-1601086, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. Confidential Treatment.

Buyer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Buyer and Boeing as confidential.  Buyer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

PA3780	3	GOT
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BOEING PROPRIETARY

                        ________________________________________

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________    By _________________________

Its                                                        Its

PA3780	4	GOT
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BOEING PROPRIETARY

TABLE OF CONTENTS

Supplemental

 Agreement

 NUMBER

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1-1. ~~1-2.~~	Aircraft Information Table SA7 ~~Aircraft Information Table~~ SA8
~~1-2R.~~	~~Aircraft Information Table [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]~~ SA8
EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables SA8
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

PA3780	1	GOT
SA-8
BOEING PROPRIETARY

SA

LETTER AGREEMENTS                                                                                                                                                                          Number

GOT-PA-3780-LA-1207832             Loading of Customer Software

GOT-PA-3780-LA-1207833             Spare Parts Initial Provisioning

GOT-PA-3780-LA-1207834             Purchase Rights

GOT-PA-3780-LA-1207835R1        Table 1-1 Substitution of Model 737-8 into                       SA-7

                                                           Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1207836R2      Advance Payments Matters                                             SA-8

GOT-PA-3780-LA-1207838R1        Promotional Support                                                          SA-3

GOT-PA-3780-LA-1207737R2        Special Matters – Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]      SA-7

GOT-PA-3780-LA-1207734R1        Liquidated Damages – Non Excusable Delay                   SA-3

GOT-PA-3780-LA-1207839             Demonstration Flight Waiver

GOT-PA-3780-LA-1207840R3      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program        SA-8

GOT-PA-3780-LA-1207841             Boeing Purchase of Buyer Furnished Equipment

GOT-PA-3780-LA-1207842             Open Matters

GOT-PA-3780-LA-1207845             AGTA Matters

GOT-PA-3780-LA-1207848R2      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions     SA-8

GOT-PA-3780-LA-1207735R1      Performance Matters – 737-8                                          SA-8
GOT-PA-3780-LA-1207830             Maintenance Cost Guarantee – 737-8
GOT-PA-3780-LA-1207847             Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

GOT-PA-3780-LA-1501970R1        Table 1-1 Substitution of Model 737-8 into                       SA-7

                                                           Model [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOT-PA-3780-LA-1600544             Other Payment Matters                                                      SA-7

~~GOT-PA-3780-LA-1601003           Special Matters – Table 1-2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]~~                               SA-8

~~GOT-PA-3780-LA-1601021           Table 1-2 737-8 Aircraft Model Substitution~~                 SA-8

PA3780	2	GOT
SA-8
BOEING PROPRIETARY

~~GOT-PA-3780-LA-1601086           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]~~         SA-8

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1                1          October           2012

SA-2                4          November       2013

SA-3                2          October           2015

SA-4                2          October           2015

SA-5                6          November       2015

SA-6                            Not used         2016

SA-7                19        April                2016

SA-8                                                    2016

PA3780	3	GOT
SA-8
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number PA-3780

GOT-PA-3780-BFE1		SA-8
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.    Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Supplier Selection dates will be provided 24 months before the first aircraft delivery.

Galley System	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Galley Inserts

Seats (passenger)

Overhead & Audio System

In-Seat Video System

Miscellaneous Emergency Equipment
Cargo Handling Systems* (Single Aisle Programs only)

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the above supplier selection dates to actively participate with

GOT-PA-3780-BFE1		SA-8 Page 1
BOEING PROPRIETARY

Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.         On-dock Dates and Other Infromation.

On or before nine months prior to delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth in Table 1 below:

GOT-PA-3780-BFE1		SA-8 Page 2
BOEING PROPRIETARY

Table 1

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Misc. Emergency Equipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	1
	2
	1
	1
	1
	1
	1
	1
	1
	1
	1
	1
	1
	2
	1
	1
	1
	2
	1
	1
	1
	1
	1
	1
	2
	1
	1
	1
	3
	1
	1
	1
	2
	Aircraft Qty
	1
	1
	1
	2
	1
	1
	1
	3
	1
	1
	1
	2
	2
	2
	2
	1
	2
	1
	2
	1
	3
	1
	2
	2
	1
	3
	2
	1
	2
	1
	1
	1
	1
	2
	1
	2
	Aircraft Qty
	1
	1
	1
	1
	1
	1
	1
	1
	1
	1
	1
	2
	2
	1
	1
	1
	1
	1
	1
	1
	1
	1
Total	120

GOT-PA-3780-BFE1		SA-8 Page 3
BOEING PROPRIETARY

3.                  Additional Delivery Requirements – Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

GOT-PA-3780-BFE1		SA-8 Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207836R2

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Advance Payment Matters

Reference:    a) Purchase Agreement No. PA-3780 (PA 3780) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

b) Purchase Agreement No. 2910 (PA 2910) between The Boeing Company (Boeing) and GOL Transportes Aereos SA (the 737-800 Customer) relating to Model 737-8EH aircraft (the 737-800 Aircraft)

                 This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         Advance Payment Schedule:

Notwithstanding Boeing’s standard 30% advance payment schedule set forth in Table 1-1 of the Purchase Agreement, Boeing agrees that Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

PA-3780		SA-8
Advance Payment Matters		Page 1
BOEING PROPRIETARY

GOT-PA-03780-LA-1207836R2

3.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.         Set-Off Rights

Customer agrees that in the event of a default of its obligations under any purchase agreement with Boeing or any agreement with any Boeing subsidiary or affiliate, Boeing may apply any or all advance payments, or other payments made by Customer with respect to an aircraft or any other Boeing product to cure, in part or in whole, any default with respect to any other aircraft or Boeing product or with respect to any other obligation under any such Boeing purchase agreement or any such agreement with another Boeing subsidiary or affiliate. In the event that Boeing sets off against, or otherwise exercises rights against any such payments made by Customer, and applies any such amounts to any obligations owed by Customer to Boeing, its subsidiaries or affiliates, Boeing will be entitled, after such application, to require Customer to replace within ten days the amount so applied such that the total amount of advance payments would be restored to the aggregate total amount of advance payments due.

7.         Payments

7.1 Payments due upon reaching a Definitive Agreement are to be received by Boeing within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. All of the other periodic advance payments described in the payment schedule(s) as set forth above are each due on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any payments received later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be subject to a late payment interest charge calculated on the basis of. Late payment

PA-3780		SA-8
Advance Payment Matters		Page 2
BOEING PROPRIETARY

GOT-PA-03780-LA-1207836R2

interest charges will accrue further interest charges until paid, with any unpaid such late payment interest charges to be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.2 Notwithstanding the late payment interest charges described in Article 7.1 of this Letter Agreement, if Customer does not make [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer will be charged late payment interest calculated on the basis of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Any such interest charges will be included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.         Confidential Treatment

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                          2016

GAC INC.

PA-3780		SA-8
Advance Payment Matters		Page 3
BOEING PROPRIETARY

GOT-PA-03780-LA-1207836R2

By _________________________          By _________________________

Its                                                                    Its

Witness                                                         Witness

PA-3780		SA-8
Advance Payment Matters		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207840R3

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman
KY1-1104
Cayman Islands

Subject:          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Definitions.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1-1 of the Purchase Agreement as of the date of this Letter Agreement.

2.            Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Forecast.

Boeing will release an [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast in February and August of each year based on Boeing’s then current standard [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] formula.  Only one [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast shall be used to conduct the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] analysis performed in accordance with Article 4.1, below, for a given Program Aircraft.  The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast applicable to a given Program Aircraft is set forth in Attachment A.

PA-3780                                                                                                                                   SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program        Page 1

BOEING PROPRIETARY

GOT-PA-3780-LA-1207840 R3

4.            Greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1     If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast, as set forth in Article 3, above, projects a cumulative [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.1   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.2   provide Customer with the option of either:  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2     If Boeing provides Customer the option described in Article 4.1.2 above, then Customer shall notify Boeing in writing of its election to exercise the option contained in Article 4.1.2 (i), 4.1.2 (ii) or 4.1.2 (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2.1               Within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING PROPRIETARY

GOT-PA-3780-LA-1207840 R3

4.2.2   Should Customer fail to issue any notice to Boeing in accordance with Article 4.2 above, then the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.            Equal to or Less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] forecast, as set forth in Article 3, above, projects a cumulative annual [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] factor that is equal to or less [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.            Applicability to Other [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.            Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

8.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING PROPRIETARY

GOT-PA-3780-LA-1207840 R3

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 2016

GAC INC.

By _________________________          By _________________________

Its                                                        Its

Witness                                              Witness

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING PROPRIETARY

GOT-PA-3780-LA-1207840 R3

ATTACHMENT A

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING PROPRIETARY

GOT-PA-3780-LA-1207840 R3

ATTACHMENT B

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Program

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207848R2

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions

Reference:    Purchase Agreement No. 3780 (Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

To accommodate Customer’s concerns regarding uncertain market conditions and Boeing’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer and Boeing agree that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], subject to the following terms and conditions:

1.                            Aircraft with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions:

1.1         The following [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] identified in Table 1-1 to the Purchase Agreement (Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions) are subject to the terms and conditions described in this Letter Agreement:

PA-3780	SA-8
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R2

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3         The Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions may be individually and collectively referred to as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions.

2.            Written Notice Requirements

2.1         Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.1  Customer’s Written Notice:            Customer shall provide Boeing written notice of its request to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Customer’s right to request a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            2.1.2 Boeing’s Written Notice: Boeing shall provide Customer a written notice of its desire to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Boeing’s right to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2         Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions [CONFIDENTIAL PORTION OMITTED AND

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R2

FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions with Scheduled Delivery Dates in 2020 – 2028

2.2.1  Customer’s Written Notice:  Customer shall provide Boeing written notice of its request to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Customer’s right to request a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2.2  Boeing’s Written Notice: In the event that Boeing desires to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

            Boeing’s right to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            Boeing’s Production Capability.

Once Boeing has received Customer’s written request, Boeing will review Customer’s request to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.1         Boeing having the production capability to produce the Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.            Definitive Agreement.

4.1         The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] rights, and Customer and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer and Boeing executing a supplemental agreement to amend Table 1-1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R2

(i) Customer’s written Notice to Boeing; or

(ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iii) Boeing’s written notice to Customer.

4.2         In the event that definitive agreement defining the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.3       Should Boeing or Customer not exercise its right to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.            Price and Advance Payments.

The Airframe, Engine, and Optional Features Prices will be provided in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and escalated to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions

BOEING PROPRIETARY

GOT-PA-3780-LA-1207848 R2

Very truly yours,

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2016

GAC INC.

By _________________________          By _________________________

Its                                                        Its

Witness                                              Witness

PA-3780	SA-8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Positions

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GOT-PA-3780-LA-1207735R1

GAC, Inc.

PO Box 309, Ugland House

Grand Cayman

KY1-1104

Cayman Islands

Subject:          Performance Matters – 737-8

Reference:    Purchase Agreement No.3780 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8 aircraft (the Aircraft)

                 This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same Meaning as in the Purchase Agreement.

All terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision of the Purchase Agreement.

As defined in the “Open Matters” Letter Agreement GOT-PA-03780-LA-1207842 between Boeing and Customer, Boeing will provide Customer with an Interim Performance Assesment (Interim Performance Assesment) of the 737-8 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Related to Fuel Burn.

            The efficiency from fuel burn of the Aircraft over similarly-sized aircraft is a significant factor in determining the Aircraft value.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.1       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780	SA-8

 Performance Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207735R1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Table 1
737-8 MAX Aircraft Block Fuel Improvement over 737NG Aircraft	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing projects that the short field landing weight capability of the Aircraft in 2019 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  The performance guarantee confirming the short field landing weight capability of the Aircraft is described in Attachment B to this Letter Agreement.

3.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Boeing projects that the payload – range capability of the Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The performance guarantee confirming the payload-range capability of the Aircraft is described in Attachment B to this Letter Agreement.

4.         Duplication of Benefits

PA-3780	SA-8

Performance Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207735R1

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine manufacturer under any agreement between engine manufacturer and Customer, due to the Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to such other guarantee or commitment.

5.         Assignment

Unless otherwise noted herein, the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] described in this Letter Agreement are provided [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Customer and in consideration of Customer’s [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.         Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By _________________________

PA-3780	SA-8

Performance Matters

BOEING PROPRIETARY

GOT-PA-3780-LA-1207735R1

Its                 Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                       2016

GAC INC.

By _________________________          By _________________________

Its                                                        Its

Witness                                              Witness

PA-3780	SA-8

Performance Matters

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
FOR GOL (VRG Linhas Aereas S.A.) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SECTION                       CONTENTS

1              AIRCRAFT MODEL APPLICABILITY

2              [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] REFERENCE LEVEL

3              AIRCRAFT CONFIGURATION

4              CONDITIONS

5              DEMONSTRATION

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

1                      AIRCRAFT MODEL APPLICABILITY

1.1                   The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level contained in this attachment is applicable to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.2                   The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level is based on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2                      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] REFERENCE LEVEL

2.1.1               [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level for a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions and operating rules:

Stage Length:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Takeoff:

Climbout Maneuver:
Climb:

Cruise:

Descent:

Approach and Landing Maneuver:

Fixed Allowances:

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

2.1.2               [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Operational Empty Weight Basis

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

,

2.1.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Weight Summary - GOL Airlines
Standard Model Specification MEW
Configuration Specification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Changes for GOL Airlines
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOL Airlines Operational Empty Weight (OEW)

GOL Airlines Manufacturer's Empty Weight (MEW)
Standard and Operational Items Allowance
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Quantity	Pounds
* Seat Weight Included:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Economy Class Triple
Economy Class Triple w/3 In-Arm Food Trays

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

2.1.4 Standard and Operational Items Allowance

Standard Items Allowance
	Qty	Pounds	Pounds
Unusable Fuel	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Oil
Oxygen Equipment
Passenger Portable / Masks
Crew Masks
Miscellaneous Equipment
Crash Axe
Megaphones
Flashlights
Smoke Hoods
Galley Structure & Fixed Inserts

Operational Items Allowance
Crew and Crew Baggage	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Flight Crew
Cabin Crew
Navigation Bags & Manuals
Catering Allowance & Removable Inserts
Passenger Service Equipment
Potable Water - 60 USG
Waste Tank Disinfectant
Emergency Equipment
Escape Slides - Forward
Escape Slides - Aft
Life Vests - Crew

Total Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

3                      AIRCRAFT CONFIGURATION

3.1                   737-800 Aircraft Configuration

                        The [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level contained in this attachment is based on the 737-800 Aircraft configuration as defined in the original release of Detail Specification TBD, the 737-800 Aircraft weights specified in Section 1.2 and the OEW derived in Section 2.1.3.

3.2                   737-8 Aircraft Configuration

                        The configuration of the 737-8 used to demonstrate performance relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level will be the delivered configuration of 737-8 as defined in the Detail Specification TBD (hereinafter referred to as the Detail Specification) plus adjustments, if required, to reflect a configuration similar to that of the 737-800W in Section 2.1.3.

4                      CONDITIONS

4.1                   The performance data of Section 2 are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                   The climb, cruise and descent portions of the mission [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Normal electrical power extraction shall be defined as not less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The APU is turned off unless otherwise specified.

4.3                   The climb, cruise and descent portions of the mission block fuel commitment is based on an Aircraft center of gravity location not to be aft of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the mean aerodynamic chord.

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

4.4                   Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and a fuel density of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5                      DEMONSTRATION

5.1                   Demonstration of the 737-8 performance relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level shall be based on the conditions specified in Section 2 (other than the OEW and fixed allowances), the 737-8 Aircraft configuration of Section 3 and the conditions of Section 4 and the fixed allowances of paragraph 5.2 and the OEW established in paragraph 5.4.

5.2                   For the purpose of demonstrating the performance of the 737-8 relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level the following shall be used as fixed quantities and allowances:

Taxi-Out: Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Takeoff and Climbout Maneuver:
Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Distance [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Approach and Landing Maneuver: Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Taxi-In (shall be consumed from the reserve fuel): Fuel [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

5.3                   Demonstration of the 737-8 performance for the climb, cruise and descent portions of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level commitment shall be established by calculations based on flight test data obtained from a 737-8 aircraft in a configuration similar to that defined by the Detail Specification.

5.4                   The OEW used for demonstrating the 737-8 performance relative to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification plus adjustments to the GOL (VRG Linhas Aereas S.A.) Manufacturers Empty Weight and Standard and Operational Items Allowance to reflect a configuration similar to that of the 737-800W shown in Section 2.1.3.

5.5                   The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Reference Level.

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. GOT-PA-03780-LA-1207735R1

5.6                   The demonstrated performance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

PA-3780 AERO-B-BBA4-M12-0306	SA-8SS12-0107

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PERFORMANCE GUARANTEES
FOR VRG Linhas Aereas S.A.

SECTION                       CONTENTS

1              AIRCRAFT MODEL APPLICABILITY

2              FLIGHT PERFORMANCE

3              AIRCRAFT CONFIGURATION

4              GUARANTEE CONDITIONS

5              GUARANTEE COMPLIANCE

6              EXCLUSIVE GUARANTEES

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

1                      AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2                      FLIGHT PERFORMANCE

2.1                   Landing

2.1.1               The FAA approved landing gross weight into a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] runway and at an altitude of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with an alternate forward center of gravity limit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the mean aerodynamic chord, shall not be less than the following guarantee value:

NOMINAL: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
GUARANTEE: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1.2               The FAA approved landing field length at a gross weight of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and at a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] altitude with an alternate forward center of gravity limit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the mean aerodynamic chord, shall not be more than the following guarantee value:

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

NOMINAL: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
GUARANTEE: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2                   Mission

2.2.1               Mission Payload

The payload for a stage length of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] nautical miles in still air (equivalent to a distance of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] nautical miles with a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] knot headwind, representative of a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] using the conditions and operating rules defined below, shall not be less than the following guarantee value:

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

NOMINAL: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
TOLERANCE: -[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
GUARANTEE: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Conditions and operating rules:

Stage Length:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Takeoff:

Climbout Maneuver:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Climb:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Cruise:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Descent:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Approach and Landing Maneuver:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Fixed Allowances:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

2.2.2               Operational Empty Weight Basis

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

2.2.3               [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Weight Summary - GOL Airlines

Standard Model Specification MEW
Kilograms
Configuration Specification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Changes for GOL Airlines

GOL Airlines Manufacturer's Empty Weight (MEW)
Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

GOL Airlines Operational Empty Weight (OEW)
* Seat Weight Included:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Tourist Class Triple
Tourist Class Triple w/3 In-Arm Food Trays

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

2.2.4               Standard and Operational Items Allowance

Standard Items Allowance
	Qty	Kilograms
Unusable Fuel	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Oil
Oxygen Equipment
Miscellaneous Equipment
Galley Structure & Fixed Inserts

Operational Items Allowance

Crew and Crew Baggage	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Flight Crew
Cabin Crew
Navigation Bags & Manuals
Catering Allowance & Removable Inserts
Passenger Service Equipment
Potable Water - 60 USG
Waste Tank Disinfectant
Emergency Equipment

Total Standard and Operational Items Allowance	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

3                      AIRCRAFT CONFIGURATION

3.1                   The guarantees contained in this Attachment are based on the Aircraft configuration as defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification).  Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft.  Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2                   The guarantee payload of Paragraph 2.2.1 will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4                      GUARANTEE CONDITIONS

4.1                   All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                   For the purposes of these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

4.3                   In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

4.4                   The landing guarantee and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category B brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified.  The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified.  The improved climb performance procedure will be used for takeoff as required.  The landing performance is based on the use of automatic spoilers.

4.5                   The climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system.  The digital bleed is set for the Customer interior in Paragraph 2.2.3.  No bleed or power extraction for thermal anti-icing is provided unless otherwise specified.  The APU is turned off unless otherwise specified.

4.6                   The climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location, as determined by Boeing, not to be [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the mean aerodynamic chord.

4.7                   Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and a fuel density of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5                      GUARANTEE COMPLIANCE

5.1                   Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. GOT-PA-3780-LA-1207735R1

5.2                   Compliance with the landing guarantee and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-8.

5.3                   Compliance with the landing guarantees and the takeoff portion of the mission guarantee shall be shown using an alternate forward center of gravity limit [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the mean aerodynamic chord.

5.4                   Compliance with the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.5                   The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Appendix E of the Detail Specification.

5.6                   The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.7                   Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6                      EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3780	SA-8
AERO-B-BBA4-M14-0360A	SS14-0162

BOEING PROPRIETARY